UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 17, 2021

SITO MOBILE, LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37535	13-4122844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Town Square Place #419	07310
(Address of principal executive offices)	(Zip Code)

(201) 275-0555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SITOQ	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership.

As previously disclosed, on October 8, 2020 (the “Petition Date”), SITO Mobile, Ltd. (the “Company”), and its direct and indirect domestic subsidiaries SITO Mobile Solutions, Inc., and SITO Mobile R&D IP, LLC (collectively with the Company, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). The Chapter 11 cases are being jointly administered under Case No. 20-21435, Case No. 20-21436 and Case No. 20- 21437 (the “Chapter 11 Cases”).

Confirmation of Joint Plan of Reorganization

On September 15, 2021 (the “Confirmation Date”), the Bankruptcy Court entered an Order (the “Confirmation Order”) Confirming the Second Amended Joint Plan of Reorganization of the Debtors (together will all exhibits thereto, the “Plan”). The Confirmation Order is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Plan as confirmed by the Bankruptcy Court is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Plan is not yet effective. The “Effective Date” of the plan is expected to be September 30, 2021, subject to the closing and Debtors’ receipt of the Plan Funding, and provided that no stay of the Confirmation Order is in effect. The Company can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.

Material Features of the Plan

The following is a summary of the material terms of the Plan as approved and confirmed by the Bankruptcy Court pursuant to the Confirmation Order. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and Confirmation Order, copies of which are attached hereto as Exhibit 2.1 and 99.1, respectively, and which are incorporated herein by reference. Any capitalized terms not defined in this Current Report on Form 8-K have the meanings given to them in the Plan.

The Debtors have secured promises from various parties (“Plan Funders”) to provide $5,500,000 in Plan Funding to help fund the Plan. The Plan provides that the Plan Funding be allocated as follows:

●	$500,000 will be set aside for disputed Claims and earn a rate of 6% interest until all disputed Claims are resolved;

●	Payment in full of Administrative and U.S. Trustee fees and expenses;

●	DIP Funding: approximately $1.1million was taken in through DIP loans on a superpriority administrative basis to pay the Company’s operating expenses through the Chapter 11 process. The DIP loans will be converted to common stock at $.18 per share.

●	Payment in full of Priority Tax Claims and Class 1 Allowed Other Priority Claims;

●	Payment of 20% of the Allowed Amount of Class 3 Unsecured Claims

●	The remaining Plan Funding will be used as a reserve for the Debtors’ operating expenses and the payment of fees to the Plan Administrator.

Approximately $2.4 million of the Allowed Amount of Class 2 Noteholder Claims shall be converted to Common Stock of SITO Mobile, Ltd., on a pro rata basis, at a price of $0.18 per share.

The Plan also provides that Net Litigation Proceeds realized from current and future IP Litigation Claims will be allocated as follows:

●	Repayment of the Plan Funding to the Plan Funders;

●	Following repayment of the Plan Funding:

(i)	First, payment of an additional 40% of the Allowed Amount of Class 3 Unsecured Claims; and

(ii)	Second, approximately $2.5 million towards full payment of the balance of the Allowed Amount of Class 2 Noteholder Claims;

●	Remaining Net Litigation Proceeds will be distributed evenly between the reorganized Debtors and the holders of Class 3 Unsecured Claims until the Allowed Amount of Class 3 Unsecured Claims have been repaid in full.

Each Plan Funder will also receive a warrant to purchase shares of SITO Mobile Ltd.’s Common Stock at a ratio of three (3) shares of Common Stock per one dollar ($1.00) of Plan Funding.

The Plan provides that holders of Allowed Class 4 Interests shall retain the same stock ownership in SITO Mobile, Ltd., as they owned as of the Petition Date.

Additional information regarding the classification and treatment of claims can be found in the Plan.

Certain Information Regarding Assets and Liabilities of the Debtors

Information as to the Company’s assets and liabilities as of the most recent practicable date is contained in the Company’s Chapter 11 Monthly Operating Report for the period beginning July 1, 2021 and ending July 31, 2021 (“July 2021 Monthly Report”), which was filed with the Bankruptcy Court on September 7, 2021. A copy of the July 2021 Monthly Report is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

2.1	Second Amended Joint Plan of Reorganization and Funding Agreement of SITO Mobile Solutions, Inc., SITO Mobile, Ltd., and SITO Mobile R&D IP, LLC.

99.1	Order Confirming Joint Plan of Reorganization.

99.2	Monthly Operating Report for the period beginning July 1, 2021 and ending July 31, 2021.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, financial condition, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding expectations and beliefs about the timing and execution of the Company’s strategic transactions; the Company’s strategy, risks, and uncertainties associated with the Chapter 11 Cases; and the operating expectations during the pendency of the Chapter 11 Cases. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including, but not limited to, risks and uncertainties related to: the decisions of the Bankruptcy Court; negotiations with the Company’s creditors and any committee approved by the Bankruptcy Court; the Company’s ability to obtain Bankruptcy Court approval of motions filed in the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents; the outcome of the Chapter 11 Cases; the length of time the Company will operate under the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; uncertainty associated with evaluating and completing any strategic or financial alternative as well as the Company’s ability to implement and realize any anticipated benefits associated with any alternative that may be pursued; the consequences of the acceleration of the Company’s debt obligations; the trading price and volatility of the Company’s common stock; and the risks related to trading on the OTC Pink Market. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Reported results should not be considered an indication of future performance. Except as required by law, the Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITO Mobile, Ltd.

Date: September 17, 2021	By:	/s/ Thomas Candelaria
Thomas Candelaria
Chief Executive Officer

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